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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 31, 1997



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)
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

                 Delaware                  0-16102        59-2840783
          (State or Other Jurisdiction    Commission   (I.R.S. Employer
            or Incorporation or           file number   Identification
               Organization)                               Number)
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                1000 Crawford Place, Mt. Laurel, New Jersey  08054
                     (Address of principal executive offices)

                                  (609) 235-6009
               (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets.
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     On March 31, 1997, the Registrant consummated the acquisition of Apex Waste
Services, Inc. pursuant to the terms of a Reorganization Plan and Agreement dated March 31, 1997, by and among Robert A. Kinsley, Scott R. Wagner, Dennis M. Grimm, William J. Holbrook (each individually a "Shareholder" and collectively the "Shareholders"), Apex Waste Services, Inc. ("Company") and Eastern Environmental Services, Inc. ("Registrant"). The description of the acquisition transaction set forth herein is qualified in its entirety by the Reorganization Plan and Agreement which is filed herewith as an exhibit.

     Pursuant to the Reorganization Plan and Agreement, the Company was acquired by Eastern Environmental Services, Inc., resulting in the Shareholders receiving 796,927 shares of the Registrant's common stock, $.01 par value, including 2,482 shares ("additional shares") representing an adjustment resulting from long-term debt being less than $15,000,000 at March 31, 1997, the date of Closing. The Registrant's common stock was issued in exchange for all issued and outstanding shares of the Company. The additional shares of the Registrant's common stock were valued at $12.875 per share (the closing price for the stock on the trading day which is five trading days prior to the Closing Date), with the remaining shares valued at $13.00 per share. No cash was paid to the Shareholders for the acquisition of the shares of the Company. The acquisition is to be accounted for using the "pooling of interests" method of accounting. The Registrant has agreed to register the stock for resale under the Securities Act of 1933 within 120 days of the date of closing pursuant to the terms of the Registration Rights included within the Reorganization Plan and Agreement as Section 6.2 (Registration Rights.)

     At the date of closing, the Reorganization Plan and Agreement, the Registrant assumed approximately $15,737,000 of outstanding indebtedness of the Company, which included payment of the Company's $769,000 outstanding revolving line of credit.

     The merger includes all of the assets and liabilities relating to the operation of the Company. The acquired assets were used by the Shareholders in the waste collection, transfer and disposal business. The Registrant intends to continue to use the acquired assets for this purpose. In connection with the acquisition, Dennis Grimm, a Shareholder, was hired by the Registrant to oversee the Company's operations, continuing his previous responsibilities.
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Item 7.  Financial Statements, Pro Form
         Financial Information and Exhibits
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(a)  Financial statements of businesses acquired.

     It is impracticable to provide the required financial statements of Apex Waste Services, Inc. at the time of the filing of this report. The required financial statements of Apex Waste Services, Inc. will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.


(b)  Pro forma financial information

     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.
 .

(c)  Exhibits

10.1 Reorganization Plan and Agreement dated March 31, 1997, by and among Robert
     A. Kinsley, Scott R. Wagner, Dennis M. Grimm, William J. Holbrook (each individually a "Shareholder" and collectively the "Shareholders"), Apex Waste Services, Inc. ("Company") and Eastern Environmental Services, Inc. ("Registrant".)


                              Signature
                              ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EASTERN ENVIRONMENTAL SERVICES, INC.


     Date:     April 9, 1997  By:             /s/  Louis D. Paolino, Jr.
                                         --------------------------------------
                                                   Louis D. Paolino, Jr.
                                                   President
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                                 EXHIBIT INDEX

Exhibit
  No.          Description
 -------       -----------

  10.1 Reorganization Plan and Agreement dated March 31, 1997, by and among Robert A. Kinsley, Scott R. Wagner, Dennis M. Grimm, William
             J. Holbrook (each individually a "Shareholder" and collectively the "Shareholders"), Apex Waste Services, Inc. ("Company") and Eastern Environmental Services, Inc. ("Registrant".)